Third Quarter 2011 Investor Presentation Exhibit 99.1

Forward-looking Statements and Associated Risk
Factors
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalty income, and other future cash flows, or the market value of our assets, including our investment securities; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings or in our ability to access the capital markets; changes in our customer base or in the financial or operating performances of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or securities portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to successfully integrate any assets,  liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames;  our use of derivatives to mitigate our interest rate exposure; our ability to retain key members of management; our timely development of new lines of business and competitive products  or services in a changing environment, and the acceptance of such products or services by our customers; any breach in performance by the Community Bank under our loss sharing agreements with the FDIC; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; potential exposure to unknown or contingent liabilities of companies we have acquired or target for acquisition; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; changes in our estimates of future reserves based upon the periodic review thereof under  relevant regulatory and accounting requirements; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other changes pertaining to banking, securities, taxation, rent regulation and housing, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; additional FDIC special assessments or required assessment prepayments; changes in accounting principles, policies, practices, or guidelines; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors  of the
Federal Reserve System; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2010, including the section entitled “Risk Factors,” and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, on file with the U.S. Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
New York Community Bancorp, Inc. Page 2

New York Community Bancorp ranks among the top 25
bank holding companies in the United States.
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 10/27/11.
(a) SNL Financial
(b) Bloomberg
Assets
Deposits
Multi-Family Loans
Market Capitalization
Total Return on Investment
With assets of $42.0 billion at 9/30/11, we are currently the 21st largest bank holding company in the nation.
(a)
With deposits of $22.8 billion at 9/30/11 and 275 branches in
Metro New York, New Jersey, Ohio, Florida, and Arizona, we
currently rank 23rd among the nation’s largest depositories.
(a)
With a portfolio of $17.3 billion at the end of September, we are a leading producer of multi-family loans in New York City.
(a)
With a market cap of $5.2 billion at 9/30/11, we rank 16th
among the nation’s publicly traded banks and thrifts.
(a)
From 11/23/93 through 9/30/11, we provided our investors with a total return on investment of
2,513%.
(b)
New York Community Bancorp, Inc. Page 3

New York Community Bancorp, Inc. Page 4
Largely reflecting our growth-through-acquisition
strategy, we currently have 275 locations in five states.
Metro New York
157 Branches
Ohio
28 Branches
New Jersey
51 Branches
Florida
25 Branches
Arizona
14 Branches

Our performance for the 12 months ended 3/31/11 ranked first among U.S. thrifts with assets $2 billion, in SNL’s annual
performance ranking. (a)
(a) Source: SNL Financial – 100 Largest Thrifts, Ranked by Performance
(b) Composite score, based on six key performance measures:  ROAA, ROATCE, TBV/Share 3-year CAGR, Efficiency Ratio, NPLs/Loans, and NCOs/Average
Loans
(c) Overall rank among the 29 U.S. thrifts with assets $2 billion
Rank on Specific Profitability Measures
Total
Assets
(in millions)
Total
Score
(b)
Overall
Rank
(c)
Return on
Average
Assets
Return on
Average
Tangible
Common
Equity
Efficiency
Ratio
NYB $41,047 126.45 1 1 1 2
AF 17,707 43.13 13 17 8 10
WFSL 13,389 36.32 14 14 NA 1
PBCT 24,962 5.40 19 15 15 22
TFSL 10,885 2.82 22 22 23 14
HCBK 52,429 -51.48 24 23 25 28
New York Community Bancorp, Inc. Page 5

3rd Quarter 2011 Performance Highlights

Our 3Q 2011 performance reflected solid earnings.
(a) Operating earnings are a non-GAAP financial measure. Please see page 36 for a reconciliation of our GAAP and operating earnings.
(b) Tangible capital is a non-GAAP financial measure. Please see page 40 for reconciliations of our GAAP and non-GAAP capital measures.
(c) Please see page 37 for a reconciliation of our GAAP and operating efficiency ratios.
(dollars in thousands, except per share data)
3Q 2011 Performance Highlights
GAAP
OPERATING
(a)
Solid Profitability Measures:
Earnings $119,750 $117,098
EPS $0.27 $0.27
Return on average tangible assets
(b)
1.27% 1.25%
Return on average tangible stockholders’ equity
(b)
16.43% 16.08%
Margin Stability:
Net interest margin 3.33% 3.33%
Continued Efficiency:
Efficiency ratio
(c)
41.50% 41.65%
New York Community Bancorp, Inc. Page 7

New York Community Bancorp, Inc. Page 8
Our 9/30/11 balance sheet reflects continued
strength.
Performance Highlights: 9/30/10 6/30/11 9/30/11
Loans, net / total assets 70.2% 71.0% 71.1%
Securities / total assets 11.3 14.0 12.3
Deposits / total assets 53.3 53.7 54.2
Core deposits / total deposits 63.1 66.8 66.9
Wholesale borrowings / total assets 30.1 29.5 32.0

New York Community Bancorp, Inc. Page 9
Our asset quality measures continue to compare
favorably with those of our industry as a whole.
(a) For the purposes of this presentation, non-performing loans exclude covered loans and are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(b) For the purposes of this presentation, non-performing assets exclude covered loans and covered OREO.
(c) Non-annualized
At or for the Three Months Ended 9/30/11
Asset Quality: NYB
SNL U.S. Bank and
Thrift Index
Non-performing loans
(a)
/ total loans 1.44% 3.86%
Non-performing assets (b)
/ total assets 1.24 2.65
Net charge-offs / average loans
(c)
0.04 0.41

New York Community Bancorp, Inc. Page 10
(a) Please see page 39 for a reconciliation of our GAAP and non-GAAP capital measures.
Capital growth has been supported by our earnings.
Our dividend has been a significant component of our total return to shareholders since our first year of public life.
(dollars in billions)
9/30/10 6/30/11 9/30/11
Y-O-Y
Increase
Tangible equity / tangible assets excluding accumulated other comprehensive loss, net of tax
(a)
7.66% 8.15% 7.92% 26 bp
Tangible equity / tangible assets
(a)
7.58% 8.03% 7.80% 22 bp
Tangible stockholders’ equity
(a)
$3.0 $3.1 $3.1 3.8%
In October 2011, we declared our 31st consecutive quarterly cash dividend of $0.25 per share.

A Successful Business Model

New York Community Bancorp, Inc. Page 12
Our business model has consistently focused on
building value while building the Company.
Growth through
Acquisitions
We completed ten acquisitions from 2000 to 2010, including seven
“traditional” merger transactions, two FDIC-assisted transactions, and the purchase of a branch network.
Multi-Family Lending
held for investment at September 30, 2011. The average multi-family loan had a principal balance of $4.1 million, and the portfolio had an expected weighted average life of 3.4 years at that date.
Strong Credit Standards/
Superior Asset Quality
The quality of our assets has long been a Company hallmark.  Net
2011 and 0.27% of average loans in the first nine months of this year.
Residential Mortgage
Banking
Since acquiring our residential mortgage banking platform in
December 2009 in connection with our AmTrust Bank acquisition, we have aggregated $15.2 billion of one-to-four family loans for sale and generated mortgage banking income of $252.0 million.
Efficient Operation
Our efficiency ratio has consistently ranked in the top 1% of all banks and thrifts and was 41.50% in the third quarter of 2011.
charge-offs represented 0.04% of average loans in the third quarter of
Multi-family loans represented $17.3 billion, or 68.7%, of total loans

Growth through Acquisitions

New York Community Bancorp, Inc. Page 14
We have completed 10 acquisitions since 2000.
Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.
Transaction Type:  Savings Bank Commercial Bank Branch FDIC
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches:
43
2.  July 2001
Richmond
County Financial
Corp. (RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches:
24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches:
38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches:
9
5.  April 2006
Atlantic Bank of
New York
(ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches:
14
6.  April 2007
PennFed
Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches:
23
7.  July 2007
NYC branch
network of Doral
Bank, FSB
(Doral-NYC)
Assets:
$485 million
Deposits:
$370 million
Branches:
11
8.  Oct. 2007
Synergy
Financial Group,
Inc. (SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches:
20
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches:
64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3

New York Community Bancorp, Inc. Page 15
Our deposit growth has been largely acquisition-
driven.
(in millions)
$1,076 $12,168 $12,694
Total Deposits:
14 152 166 Total Branches:
$22,753 $13,236
217
$22,316
276
$10,360
139
$5,472
120
$3,268
86 275
CDs
NOW, MMAs, and Savings
Demand deposits
$21,809
276
$40
$171
$1,223
$1,874
$455
$2,609
$2,408
$4,362
$5,247
$5,945
$6,913
$9,054
$7,835
$7,529
$5,278
$720
$6,015
$906
$1,195
$1,348
$4,975
$5,554
$1,768
$1,852
$2,737
DEPOSITS
$11,494
$12,122
$12,487
$388
$658
12/31/99 12/31/00 12/31/01
12/31/03
12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 9/30/11
Total deposits: 29.6%
Core deposits: 35.5%
Demand deposits: 43.3%
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/ PFSB,
Doral,
&
SYNF
w/
AmTrust
w/ Desert
Hills
CAGRs

New York Community Bancorp, Inc. Page 16
(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, and $4.4 billion in the first nine months of 2011.
Acquisitions have provided much of the funding for
the organic growth of our loan portfolio.
(in millions)
$1,611 $17,029 $19,653
Total Loans:
$677 $6,332 $4,971 Total Originations:
(a)
$29,212
$15,193
$20,363
$4,853
$28,393
$4,280
After
HAVN
$10,499
$4,330
$5,405
$1,150
After
RCBK
After
RSLN
After
LICB
After
ABNY
After
PFSB,
Doral, &
SYNF
After
AmTrust
After
Desert Hills
$3,636
$616
Held-For-Investment Loans
Multi-family
CRE
All Other Held-for-Investment Loans
Loans Held for Sale
Covered Loan Portfolio
$30,010
$11,060
New York Community Bancorp, Inc. Page 16
LOANS OUTSTANDING
CAGRs
Multi-family loans: 24.2%
Total loans: 28.3%
$5,016
$4,298
$3,873
$1,207
$1,005
$1,654
$1,467
$1,290
$4,987
$5,438
$6,573
$2,010
$2,482
$1,287
$2,888
$3,114
$3,826
$1,445
$1,686
$566
$1,584
$324
$1,366
$96
$167
$1,348
$1,946
$3,255
$7,368
$12,854
$14,529
$14,055
$16,736
$16,802
$17,269
12/31/99 12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 9/30/11

Multi-Family Loan Production

For more than 40 years, we have been a leading producer of
multi-family loans on apartment buildings in New York City,
most of which feature below-market rents.
New York Community Bancorp, Inc.

Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.
64.2% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents.
(a)
Rent-regulated buildings are more likely to retain their tenants and therefore their revenue stream in a downward credit cycle.
Our focus on multi-family lending in this niche market has contributed to our record of asset quality.
Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.
(a)
Source:  New York City Rent Guidelines Board 2011 Housing Supply Report
New York Community Bancorp, Inc. Page 19

New York Community Bancorp, Inc. Page 20
(in millions)
At 9/30/11, multi-family loans represented 68.7% of
total held-for-investment loans.
Multi-Family Loan Portfolio
Portfolio statistics at 9/30/11:
Terms:
Prepayment penalties:
$14,055
$15,726
$16,736
$16,802
$17,269
12/31/07 12/31/08 12/31/09 12/31/10 9/30/11
• % of loans held for investment = 68.7%
• Average principal balance = $4.1 million
• Average loan-to-value ratio at origination = 54.8%
• Expected weighted average life = 3.4 years
• 3Q 2011 originations = $1.0 billion
• % of total loans originated for portfolio in 3Q 2011 = 53.9%
• Range from 5 points to 1 point in years 1-5, and again
in years 6-10 when Option 2 (fixed rate) is taken
• Recorded as interest income
• Years 1-5:  Fixed rate tied to the FHLB-NY 5-year fixed
advance rate plus a spread
• Years 6-10:
• Option 1 – Annually adjustable rate at a spread
above prime; or
• Option 2 – Fixed rate at a spread above the fixed
advance rate of the FHLB-NY plus 1 point of the
then-outstanding loan balance;
• Both – floor equal to the fixed rate in years 1-5
New York Community Bancorp, Inc. Page 20

(in millions)
Our commercial real estate loans feature the same
structure as our multi-family loans.
• % of loans held for investment = 26.2%
• Average principal balance = $3.7 million
• Average loan-to-value ratio at origination  = 53.1%
• Expected weighted average life = 3.7 years
• 3Q 2011 originations = $715.7 million
• % of total loans originated for portfolio in 3Q 2011 = 37.5%
Portfolio statistics at 9/30/11:
• Years 1-5:  Fixed rate tied to the FHLB-NY 5-year fixed
advance rate plus a spread
• Years 6-10:
• Option 1 – Annually adjustable rate at a spread
above prime; or
• Option 2 – Fixed rate at a spread above the fixed
advance rate of the FHLB-NY plus 1 point of the
then-outstanding loan balance;
• Both – floor equal to the fixed rate in years 1-5
Terms:
• Range from 5 points to 1 point in years 1-5, and again
in years 6-10 when Option 2 (fixed rate) is taken
• Recorded as interest income
Prepayment penalties:
Commercial Real Estate Loan Portfolio
$3,826
$4,551
$4,987
$5,438
$6,573
12/31/07 12/31/08 12/31/09 12/31/10 9/30/11
New York Community Bancorp, Inc. Page 21

Asset Quality

Current Credit Cycle Last Credit Cycle
Both historically and currently, we have been
distinguished by our low level of net charge-offs.
4-Year Total
NYB:  17 bp
SNL U.S. Bank and Thrift Index:  486 bp
4.75-Year Total
NYB:  64 bp
SNL U.S. Bank and Thrift Index:  928 bp
(a) Non-annualized
Net Charge-Offs / Average Loans
1.28%
1.50%
1.17%
0.91%
0.68%
1.63%
2.85%
2.89%
1.23%
(a)
0.00%
0.04%
0.07%
0.06%
0.00%
0.03%
0.13%
0.21%
0.27%
(a)
1990 1991 1992 1993 2007 2008 2009 2010 9 Mos. 2011
NYB SNL U.S. Bank and Thrift Index
New York Community Bancorp, Inc. Page 23

Last Credit Cycle
The quality of our loan portfolio continues to exceed
that of our industry, as it has in the past.
(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(b) Non-performing loans exclude covered loans.
Current Credit Cycle
Non-Performing Loans
(a)
/ Total Loans
4.00%
4.05%
3.41%
2.35%
1.45%
2.71%
4.84%
4.41%
3.86%
2.48%
2.10%
2.83%
1.51%
0.11%
0.51%
2.04%
(b)
2.23%
(b)
1.44%
(b)
12/31/90 12/31/91 12/31/92 12/31/93 12/31/07 12/31/08 12/31/09 12/31/10 9/30/11
NYB SNL U.S. Bank and Thrift Index
New York Community Bancorp, Inc. Page 24

Historically and currently, few of our non-performing
loans have resulted in charge-offs.
(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(b) Non-performing loans exclude covered loans.
(c) Non-annualized
At or for the 12 Months Ended December 31,
At or for the
3 Months Ended
Last Credit Cycle Current Credit Cycle
1990 1991 1992 1993 2007 2008 2009 2010 9/30/11
NPLs
(a)
/ Total Loans
2.48% 2.10% 2.83% 1.51% 0.11% 0.51% 2.04%
(b)
2.23%
(b)
1.44%
(b)
NCOs / Average Loans
0.00% 0.04% 0.07% 0.06% 0.00% 0.03% 0.13% 0.21% 0.04%
(c)
Difference
248 bp 206 bp 276 bp 145 bp 11 bp 48 bp 191 bp 140 bp 202 bp
New York Community Bancorp, Inc. Page 25

The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.
CONSERVATIVE UNDERWRITING
• Conservative loan-to-value ratios
• Conservative debt coverage ratio: 120%, except
for commercial real estate (“CRE”) loans: 130%
• Multi-family and CRE loans are based on the
lower of economic or market value.
ACTIVE BOARD INVOLVEMENT
• All loans originated for portfolio are approved by
the Mortgage or Credit Committee (a majority of
the Board of Directors).
• A member of the Mortgage or Credit Committee
participates in inspections on multi-family loans in
excess of $4.0 million, and CRE and acquisition,
development, and construction (“ADC”) loans in
excess of $2.5 million.
MULTIPLE APPRAISALS
• All properties are appraised by independent
appraisers.
• All independent appraisals are reviewed by in-
house appraisal officers.
RISK-AVERSE MIX OF
LOANS HELD FOR INVESTMENT
• Multi-family:  68.7%
• CRE:  26.2%
• Commercial and Industrial:  2.4%
• ADC:  1.9%
• One-to-Four Family:  0.6%
New York Community Bancorp, Inc. Page 26

All the loans acquired in the AmTrust and Desert Hills transactions are covered by FDIC loss sharing agreements, thus mitigating credit risk.
(in millions)
Total covered assets:  $4.0 billion
1-4 Family
$3,503.7
Other Loans
$369.6
Percent of total assets:  9.4%
OREO
$84.1
Total covered assets:  $4.5  billion
1-4 Family
$4,012.9
Other Loans
$450.5
Percent of total assets:  10.8%
OREO
$52.3
Covered Assets
9/30/10
Covered Assets
9/30/11
New York Community Bancorp, Inc. Page 27

Residential Mortgage Banking

Our residential mortgage banking platform is a leading
aggregator of agency-conforming one-to-four family loans.
(in millions)
Funded 1-4 Family
Loan Production
$1,482.7
$1,139.2
$1,786.4
1Q 2011 2Q 2011 3Q 2011
• New 1-4 family loan registrations in 3Q 2011 = $4.3 billion
• % sold to GSEs = 98%
• Average FICO = 771
• Average loan-to-value ratio = 67.0%
• Rank among U.S. residential loan aggregators = #13 (est.)
• YTD mortgage banking income from originations = $56.0 million
Statistics at or for 9/30/11:
• Loan production is driven by our proprietary real time, web-
accessible mortgage banking technology platform.
• Our proprietary business process securely controls the lending process, while mitigating business and regulatory risks.
• As a result, our clients cost-effectively compete with the nation’s largest mortgage lenders.
• 1,000 approved clients include community banks, credit unions, mortgage companies, and mortgage brokers.
• The vast majority of loans funded are agency-eligible 1-4 family loans.
• 100% of loans funded are full documentation, prime credit loans.
• Loans can be originated/purchased in all 50 states.
Features:
New York Community Bancorp, Inc. Page 29

Efficiency

New York Community Bancorp, Inc. Page 31
Our operating efficiency ratio was 41.65% in 3Q 2011, well below the SNL U.S. Bank and Thrift Index efficiency ratio of 62.04%.
(a) Please see pages 37 and 38 for a reconciliation of our GAAP and operating efficiency ratios.
NYB Rank
Among Public
Banks and Thrifts
#5 #7 #9 #16 #15 #8
NYB
(a)
SNL U.S. Bank and Thrift Index
EFFICIENCY RATIO
59.25%
60.65%
62.56%
56.91%
59.21%
62.04%
37.59%
41.18%
38.89%
36.16% 35.88%
41.65%

New York Community Bancorp, Inc. Page 32
Our efficiency is driven by several factors.
Franchise expansion has largely stemmed from mergers and acquisitions; we generally do not engage in de novo branch development.
Products and services are typically developed by third-party providers and the sale of these products generates additional revenues.
We acquire our deposits primarily through earnings-accretive acquisitions rather than by paying above-market rates.
42 of our branches are located in-store, where rental space is less costly, enabling us to supplement the service provided by our traditional branches more efficiently.
Multi-family and commercial real estate lending are both broker-driven, with the borrower paying fees to the mortgage brokerage firm, rather than the bank.

Total Return on Investment

New York Community Bancorp, Inc. Page 34
We are committed to building value for our
investors.
(a) Bloomberg
As a result of nine stock splits between 1994 and 2004, our charter shareholders have
2,700 shares of NYB stock for each 100 shares originally purchased.
SNL U.S. Bank and Thrift Index
NYB
(a)
244%
614%
444%
213% 209%
245%
140%
717%
2,479%
2,885%
2,059%
2,754%
3,843%
2,513%
11/23/93 12/31/99 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 9/30/11
CAGR since IPO:
28.8%
TOTAL RETURN ON INVESTMENT

New York Community Bancorp, Inc. Page 35
11/2/2011
For More Information
Log onto our web site:
ir.myNYCB.com
E-mail requests to:
ir@myNYCB.com
Call Investor Relations at:
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
(516) 683-4420

New York Community Bancorp, Inc. Page 36
Reconciliation of GAAP and Operating Earnings
Operating earnings are non-GAAP financial measures. The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended September 30, 2011.
(in thousands, except per share data)
For the Three Months Ended
September 30, 2011
GAAP Earnings $119,750
Adjustments to GAAP earnings:
Gain on sales of securities (6,734)
Severance charges 2,300
Income tax effect 1,782
Operating earnings
$117,098
Diluted GAAP Earnings per Share $ 0.27
Adjustments to diluted GAAP earnings per share:
Gain on sales of securities (0.01)
Severance charges 0.01
Operating earnings per share
$ 0.27

New York Community Bancorp, Inc. Page 37
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the three months ended September 30, 2011.
For the Three Months Ended
September 30, 2011
(dollars in thousands) GAAP Operating
Total non-interest income and net interest income $353,036 $353,036
Adjustments:
Gain on sales of securities -- (6,734)
Adjusted total non-interest income and net interest income $353,036 $346,302
Operating expenses $146,527 $146,527
Adjustments:
Severance charges -- (2,300)
Adjusted operating expenses $146,527 $144,227
Efficiency ratio 41.50% 41.65%

New York Community Bancorp, Inc. Page 38
Reconciliations of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 2006, 2007,
2008, 2009, and 2010.
For the Years Ended December 31,
2010 2009 2008 2007 2006
(dollars in thousands)
GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating
Total net interest income and non-interest income $1,517,886 $1,517,886 $1,062,964 $1,062,964 $691,024 $691,024 $727,622 $727,622 $650,556 $650,556
Adjustments:
Gain on debt repurchases/exchange -- (2,441) -- (10,054) -- -- -- -- -- --
Gain on business  acquisitions -- (2,883) -- (139,607) -- -- -- -- -- --
Gain on termination of servicing hedge -- -- -- (3,078) -- -- -- -- -- --
Visa-related gain -- -- -- -- -- (1,647) -- -- -- --
Net gain on sales of securities -- (22,438) -- -- -- -- -- (1,888) -- --
Loss on mark-to-market of interest rate swaps -- -- -- -- -- -- -- -- -- 6,071
(Gain) loss on debt redemption -- -- -- -- -- (16,962) -- 1,848 -- 1,859
Loss on other-than-temporary impairment of
securities -- -- -- 96,533 -- 104,317 -- 56,958 -- --
Balance sheet repositioning charge -- -- -- -- -- 39,647 -- -- -- --
Gain on sale of bank-owned property/branches -- -- -- -- -- -- -- (64,879) -- --
Adjusted total net interest income and non-interest
income $1,517,886 $1,490,124 $1,062,964 $1,006,758 $691,024 $816,379 $727,622 $719,661 $650,556 $658,486
Operating expenses $546,246 $546,246 $384,003 $384,003 $320,818 $320,818 $299,575 $299,575 $256,362 $256,362
Adjustments:
FDIC special assessment -- -- -- (14,753) -- -- -- -- -- --
Acquisition-related costs -- (11,545) -- (5,185) -- -- -- -- -- --
Merger-related charge -- -- -- -- -- -- -- (2,245) -- (5,744)
VISA litigation charge -- -- -- -- -- (3,365) -- (1,000) -- --
Retirement charge -- -- -- -- -- -- -- -- -- (3,072)
Adjusted operating expenses $546,246 $534,701 $384,003 $364,065 $320,818 $317,453 $299,575 $296,330 $256,362 $247,546
Efficiency ratio 35.99% 35.88% 36.13% 36.16% 46.43% 38.89% 41.17% 41.18% 39.41% 37.59%

New York Community Bancorp, Inc. Page 39
Reconciliations of GAAP and Non-GAAP Capital
Measures
September 30, June 30, September 30,
(dollars in thousands)
2011 2011 2010
Total stockholders’ equity $ 5,573,571 $ 5,560,103 $ 5,490,466
Less: Goodwill (2,436,131) (2,436,131) (2,436,325)
Core deposit intangibles (57,116) (63,205) (85,407)
Tangible stockholders’ equity $ 3,080,324 $ 3,060,767 $ 2,968,734
Total assets $41,969,028 $40,602,625 $41,701,607
Less: Goodwill (2,436,131) (2,436,131) (2,436,325)
Core deposit intangibles (57,116) (63,205) (85,407)
Tangible assets $39,475,781 $38,103,289 $39,179,875
Stockholders’ equity to total assets 13.28% 13.69% 13.17%
Tangible stockholders’ equity to tangible assets 7.80% 8.03% 7.58%
Tangible stockholders’ equity $3,080,324 $3,060,767 $ 2,968,734
Accumulated other comprehensive loss, net of tax 51,775 50,402 35,611
Adjusted tangible stockholders’ equity $3,132,099 $3,111,169 $3,004,345
Tangible assets $39,475,781 $38,103,289 $39,179,875
Accumulated other comprehensive loss, net of tax 51,775 50,402 35,611
Adjusted tangible assets $39,527,556 $38,153,691 $39,215,486
Adjusted tangible stockholders’ equity to adjusted tangible assets 7.92% 8.15% 7.66%
Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP capital measures. The following table presents reconciliations of our GAAP and non-GAAP capital measures at September 30, 2011, June 30, 2011, and September 30, 2010.

New York Community Bancorp, Inc. Page 40
Reconciliation of GAAP and Non-GAAP Capital
Measures
(dollars in thousands)
For the Three Months Ended
September 30, 2011
Average Stockholders’ Equity $ 5,501,226
Less: Average goodwill and core deposit intangibles (2,497,076)
Average tangible stockholders’ equity $ 3,004,150
Average Assets $41,261,984
Less: Average goodwill and core deposit intangibles (2,497,076)
Average tangible assets $38,764,908
Net Income $119,750
Add back: Amortization of core deposit intangibles, net of tax 3,653
Adjusted net income $123,403
Operating Income $117,098
Add back: Amortization of core deposit intangibles, net of tax 3,653
Adjusted operating income $120,751
Return on average assets 1.16%
Operating return on average assets 1.14
Return on average tangible assets 1.27
Operating return on average tangible assets 1.25
Return on average stockholders’ equity 8.71
Operating return on average stockholders’ equity 8.51
Return on average tangible stockholders’ equity 16.43
Operating return on average tangible stockholders’ equity 16.08
Average tangible stockholders’ equity and average tangible assets are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with our GAAP measures for the three months ended September 30, 2011.